Aston Funds

Aston/New Century Absolute Return ETF Fund (the “Fund”)

Supplement dated June 30, 2010 to the Prospectus dated March 1, 2010 for the Aston Funds (the “Prospectus”) and the Summary Prospectus dated March 1, 2010 for the Fund (the “Summary Prospectus”) (together with the Prospectus, the “Prospectuses”)

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectuses and should be retained and read in conjunction with the Prospectuses. Keep it for future reference.

Effective as of June 30, 2010, the primary benchmark for the Aston/New Century Absolute Return ETF Fund (the “Fund”) will change from the Russell 3000 Index to a blended benchmark consisting of 60% MSCI All Country World Index and 40% Barclays U.S. Aggregate Bond Index (the “Blended Benchmark”), as the Blended Benchmark was determined to be a more appropriate broad-based index for comparison purposes.

The following information replaces the information in the Fund Performance section on page 71 of the Prospectus and on page 4 of the Summary Prospectus regarding the Average Annual Total Return for the Fund:

The table below indicates how the Fund’s average annual return for the calendar period compared to the returns of broad-based securities market indices.

Average Annual Total Returns

(For the periods ended December 31, 2009)

	Aston/New Century Absolute Return ETF Fund
	1 Year	Since Inception
Class N Shares (Inception 3/04/08):
Return Before Taxes	17.43%	(2.08)%
Return After Taxes on Distributions	17.29%	(2.28)%
Return After Taxes on Distributions and Sale of Fund Shares	11.51%	(1.84)%
60% MSCI All Country World Index/ 40% Barclays U.S. Aggregate Bond Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from February 29, 2008.)	23.03%	(2.67)%
Russell 3000 Index (Reflects no deduction for taxes, expenses or fees. Index return is computed from February 29, 2008.)	28.34%	(6.51)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

For more information, please call Aston Funds: 800-992-8151 or visit our Web site at www.astonfunds.com.

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